EX-99.B(h)igssafid

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                                        EXHIBIT C
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                                                                  Bond or
Name of Bond                                                      Policy No.        Insurer

Investment Company                                                87015199B         ICI
Blanket Bond Form                                                                   Mutual
                                                                                    Insurance
                                                                                    Company
     Fidelity                                  $20,400,000
     Audit Expense                                  50,000
     On Premises                                20,400,000
     In Transit                                 20,400,000
     Forgery or Alteration                      20,400,000
     Securities                                 20,400,000
     Counterfeit Currency                       20,400,000
     Uncollectible Items of
         Deposit                                    25,000
     Phone-Initiated Transactions               20,400,000
     Total Limit                                20,400,000

Directors and Officers/                                           87015199D         ICI
Errors and Omissions Liability                                                      Mutual
Insurance Form                                                                      Insurance
     Total Limit                               $10,000,000                          Company

Blanket Lost Instrument Bond (Mail Loss)                          30S100639551      Aetna
                                                                                    Life &
                                                                                    casualty


Blanket Undertaking Lost Instrument
     Waiver of Probate                                            42SUN339806       Hartford
                                                                                    Casualty
                                                                                    Insurance
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